PROVISIONS	12 Months Ended
Dec. 31, 2022
PROVISIONS
PROVISIONS

NOTE 30 – PROVISIONS

USDm	2022	2021	2020
Cargo claim provisions	6.5	18.3	18.3
Warranty provisions	0.3	—	—
Balance as of 31 December	6.8	18.3	18.3

In 2020, TORM was involved in cargo claims relating to a customer having granted indemnities for discharge of cargos, but not being able to honor those obligations. The cases involved irregular activities committed by the customer. Legal action was initiated by TORM in the UK and in India against the customer and related individuals. TORM has previously recognized provisions of USD 18.3m in relation to the claims.

During 2022, TORM settled one claim and reassessed its provisions for the remaining part of the case complex. TORM has reversed provisions amounting to USD 6.3m, and the total amount as of 31 December 2022 relating to the case complex is USD 6.5m. Legal proceedings are still ongoing, and therefore the provisions recognized are subject to uncertainty in relation to both timing and amount.

Warranty provisions relate to sold marine exhaust equipment.

Accounting policies

Provisions are recognized when the Group has a legal or constructive obligation as a result of past events, and when it is probable that this will lead to an outflow of resources which can be reliably estimated. Provisions are measured at the estimated liability expected to arise, considering the time value of money.